Amendment to Loan Agreement

Effective Date: April 01, 2025

This Amendment to the Confidential Loan Agreement (“Amendment”) is entered into on this day, April 01, 2025, by and between:

Party One (Lender): Victor Balan, the lender (hereinafter referred to as “Lender”),

and Party Two (Company): StageWise Strategies Corp.

Whereas:

Party One, herein referred to as "Lender," has agreed to provide a loan to Party Two, hereinafter referred to as "Company," and Party Two has accepted this financial assistance on the terms and conditions outlined in the Confidential Loan Agreement dated November 25, 2024 ("the Original Agreement"), whereby the Lender agreed to loan the Company the principal sum of $200,000.00 USD (the "Original Loan").

NOW THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Original Agreement as follows:

1.  Loan Amount: The Loan Amount is hereby increased from $200,000.00 USD (Two Hundred Thousand dollars) to $350,000.00 USD (Three Hundred Fifty Thousand dollars) (the "Amended Loan").

2.  Amendment to Term: The duration of the Loan Agreement under Section 2.5 is hereby amended to a term of five (5) years commencing on April 1, 2025, and ending on March 31, 2030.

3.  Terms and Conditions: Except as expressly amended by this Amendment, all terms, conditions, and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

4.  Execution: This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

5.  Amendment to the Original Agreement Clause: The Original Agreement is hereby amended to reflect that this Amendment constitutes an integral part of the Original Agreement.

IN WITNESS WHEREOF, this Amendment has been executed by the Parties on the date set forth at the beginning.

LENDER:
By: /s/ Victor Balan

Individual

COMPANY:
StageWise Strategies Corp.
By:/s/Victor Balan
Title: President, Director, CEO, Treasurer, and Secretary